Disclosure of material accounting policy information: Description of accounting policy for share capital (Policies)	12 Months Ended
Jan. 31, 2025
Policies
Description of accounting policy for share capital

Share capital

Common shares are classified as equity. Transaction costs directly attributable to the issuance of common shares and share options are recognized as a deduction from equity, net of any tax effects. Common shares issued for consideration other than cash are valued based on their fair value at the date the shares are issued.

The Company has adopted a residual value method with respect to the measurement of shares and warrants issued as private placement units. The residual value method first allocates value to the more easily measurable component based on fair value and then the residual value, if any, to the less easily measurable component. The Company considers the fair value of common shares issued in a private placement to be the more easily measurable component and the common shares are valued at their fair value, as determined by the closing quoted bid price on the issue date. The balance, if any, is allocated to the attached warrants. Any fair value attributed to the warrants is recorded as reserves.

Share purchase warrants issued on a standalone basis are recognized at the fair value using the Black-Scholes Option Pricing Model at the date of issue. The value is initially recorded as a part of reserves in equity at the recognized fair value. Upon exercise of the share purchase warrants, the previously recognized fair value of the warrants exercised is reallocated to share capital from reserves. The proceeds generated from the payment of the exercise price are also allocated to share capital.